UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 12, 2026
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ARTIVION, INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W., Kennesaw, Georgia	30144
(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code: (770) 419-3355
___________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AORT	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At Artivion, Inc.’s (the “Company” or “Artivion”) 2026 Annual Meeting of Stockholders held on May 12, 2026 (the “Annual Meeting”), Artivion’s stockholders elected each individual that was nominated for election as director of the Company to serve until the next annual meeting or until their successors are elected and qualified. The stockholders also (i) approved, by non-binding vote, the compensation paid to Artivion’s named executive officers, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, and (ii) ratified the preliminary selection of Ernst & Young LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2026.

The final results of the voting on each matter of business at the Annual Meeting are as follows:

(i) Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Thomas F. Ackerman	38,066,579	1,252,482	5,607,747
Daniel J. Bevevino	38,110,073	1,208,988	5,607,747
Marna P. Borgstrom	37,419,676	1,899,385	5,607,747
James W. Bullock	39,238,538	80,523	5,607,747
Jeffrey H. Burbank	34,250,202	5,068,859	5,607,747
Elizabeth A. Hoff	37,418,885	1,900,176	5,607,747
J. Patrick Mackin	38,215,070	1,103,991	5,607,747
Jon W. Salveson	37,312,804	2,006,257	5,607,747
Anthony B. Semedo	39,241,704	77,357	5,607,747

(ii) Approval, by non-binding vote, of the compensation paid to Artivion’s named executive officers, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
36,876,134	2,291,059	151,868	5,607,747

(iii) Ratification of the preliminary selection of Ernst & Young LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2026

Votes For	Votes Against	Votes Abstain
44,294,062	625,438	7,308

Item 9.01(d) Exhibits
(d)Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Artivion, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 15, 2026

ARTIVION, INC.

By:	/s/ Lance A. Berry
Name:	Lance A. Berry
Title:	Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer